UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22746

American Funds Inflation Linked Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: November 30

Date of reporting period: May 31, 2019

Brian C. Janssen

American Funds Inflation Linked Bond Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Inflation Linked Bonds Fund® Semi-annual report for the six months ended May 31, 2019

Invest with the
goal of preserving
purchasing power.

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the American Funds website (americanfunds.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at americanfunds.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

American Funds Inflation Linked Bond Fund seeks to provide inflation protection and income consistent with investment in inflation linked securities.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 2.50%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

Here are the total returns on a $1,000 investment with all distributions reinvested for the period ended June 30, 2019 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	Lifetime (since 12/14/12)

Reflecting 2.50% maximum sales charge	2.15%	1.22%	0.55%

The total annual fund operating expense ratio was 0.72% for Class A shares as of the prospectus dated February 1, 2019 (as supplemented to date).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and expense reimbursements, without which results would have been lower.

The fund’s 30-day yield for Class A shares as of June 30, 2019, reflecting the 2.50% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 4.70%.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates. Inflation-linked bonds may experience greater losses than other debt securities with similar durations. There can be no assurance that the value of inflation-linked securities will be directly correlated to changes in interest rates. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Fellow investors:

Inflation expectations declined and then regained some lost ground during the six-month period ended May 31, 2019. At the same time, bond yields (which move inversely to prices) trended lower, helping the inflation-linked bond market to notch gains.

Over the same period, American Funds Inflation Linked Bond Fund generated a 5.57% return. The unmanaged Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index — a measure of the market in which the fund primarily invests — gained 5.82%.

The values of TIPS (issued by the United States Treasury Department) are directly linked to the U.S. Consumer Price Index (CPI) for All Urban Consumers. The Lipper Inflation Protected Bond Funds Average, a peer group measure, rose 4.84%.

Fund investors who reinvested dividends of just over 20 cents a share (paid in December 2018) earned an income return of 2.20%, the same as those who took dividends in cash. A capital gain of over 3 cents a share was also paid in December.

The portfolio’s overall positioning in regard to interest rates helped results relative to the benchmark. Currency exposure was also somewhat helpful, while security selection and sector positioning detracted modestly.

Results at a glance

For periods ended May 31, 2019, with all distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	3 years	5 years	Lifetime (since 12/14/12)

American Funds Inflation Linked Bond Fund (Class A shares)	5.57%	4.91%	2.51%	1.71%	0.90%
Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index*	5.82	4.36	2.49	1.64	0.62
Lipper Inflation Protected Bond Funds Average†	4.84	3.49	2.23	1.00	0.13

*	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Bloomberg Barclays source: Bloomberg Index Services Ltd.
†	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Source: Thomson Reuters Lipper. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.

American Funds Inflation Linked Bond Fund	1

Market overview

Significant equity volatility and relatively modest inflation at the end of 2018 prompted the Federal Reserve to recalibrate its policy stance. In March 2019, the Fed officially halted hikes — holding the federal funds target rate range steady at 2.25%–2.50%.

Annualized core CPI — the inflation measure that strips out volatile food and energy prices — trended lower over the six-month period, moving from 2.25% in November 2018 to under 2% by May 2019.

Earlier in the period, inflation prospects appeared decent thanks to solid economic data. The U.S. economy added just over 300,000 jobs January 2019 as employers shrugged off the government shutdown.

Later, however, jobs and wage growth slowed. The price of oil — another important cause of inflation — ended May 2019 at almost $54 a barrel. Inflation expectations mirrored the mixed backdrop, falling sharply at the end of 2018, climbing through April 2019, and dropping in May.

Inside the portfolio

As of May 31, 2019, 84.1% of the fund’s net assets were invested in inflation-linked government bonds, mostly U.S. TIPS. The portfolio’s modest investment in nominal Treasuries increased. Holdings of government bonds from the Eurozone, Japan and Latin America were among the portfolio’s relatively small non-U.S. exposure.

Investments in corporate bonds accounted for 2.8% of the fund’s assets as of May 31, 2019. Informed by insights from our macroeconomic and fundamental credit analysts, managers trimmed holdings of bonds from energy-related industries and found opportunities to invest in firms from the financial and automotive sectors.

Consistent with the fund’s investment guidelines, we have made careful use of derivatives. For example, when used in conjunction with bonds, interest rate swaps can help the fund to gain more precisely targeted exposures to inflation and interest rates. A complete list of fund holdings can be found beginning on page 4.

Looking forward

In some ways, U.S. growth appears to be on a firm footing. The economy grew at an annualized rate of 3.1% in the first quarter of 2019. The unemployment rate remained at 3.6% in May 2019 — a near 50-year low. And yet, with the expansion poised to become the longest on record in July, there are storm clouds.

2	American Funds Inflation Linked Bond Fund

One ongoing source of market concern is the escalating trade dispute between the U.S. and China. Another cause of anxiety has been the slope of the yield curve, which plots the yields offered by Treasuries of different maturity. Specifically, recent curve inversion (where shorter maturities out-yield longer maturities) has been interpreted by some market observers as a sign of imminent recession.

The Fed has hinted that it stands ready to lower rates at the July meeting. Recently, the bond markets have priced in over one percentage point of cuts during the next several years, with around 0.75 percentage points of cuts priced to occur by the end of 2019.

The present outlook for inflation appears finely balanced. Trade tariffs could, for example, help drive consumer prices higher and unsettle the stock market. In other words, tariffs could act as both a tailwind and headwind to inflation.

Little surprise then that inflation expectations have eased somewhat. As of May 31, 10-year break-even inflation rates (the average inflation required over the life of a bond for TIPS and nominal Treasuries to generate the same total returns) stood at 1.74% — about 0.2 percentage points lower than the level six months earlier.

Regardless of how inflation evolves in coming months, an investment in this fund can play an important role for investors. It can act as a complement to other bond investments that may not hold up well in an inflationary environment — and provide diversification to equity-heavy portfolios.

We look forward to reporting to you again in six months.

Cordially,

Ritchie R. Tuazon
President

July 12, 2019

For current information about the fund, visit americanfunds.com.

American Funds Inflation Linked Bond Fund	3

Investment portfolio May 31, 2019	unaudited

Portfolio by type of security	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	87.37%
AAA/Aaa	.74
AA/Aa	.80
A/A	2.13
BBB/Baa	1.87
Short-term securities & other assets less liabilities	7.09
*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 92.91%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 87.37%
U.S. Treasury inflation-protected securities 82.67%
U.S. Treasury Inflation-Protected Security 1.875% 2019[1,2]	$32,377	$32,574
U.S. Treasury Inflation-Protected Security 1.375% 2020[2]	30,558	30,634
U.S. Treasury Inflation-Protected Security 0.125% 2021[1,2]	31,098	30,818
U.S. Treasury Inflation-Protected Security 0.625% 2021[1,2]	107,128	107,834
U.S. Treasury Inflation-Protected Security 1.125% 2021[2]	40,664	41,029
U.S. Treasury Inflation-Protected Security 0.125% 2022[2]	267,956	265,789
U.S. Treasury Inflation-Protected Security 0.125% 2022[2]	107,351	106,702
U.S. Treasury Inflation-Protected Security 0.125% 2022[2]	17,573	17,515
U.S. Treasury Inflation-Protected Security 0.125% 2023[2]	32,978	32,737
U.S. Treasury Inflation-Protected Security 0.375% 2023[2]	29,487	29,677
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	277,654	276,113
U.S. Treasury Inflation-Protected Security 0.625% 2024[2]	104,568	106,085
U.S. Treasury Inflation-Protected Security 0.25% 2025[2]	266,224	265,197
U.S. Treasury Inflation-Protected Security 0.375% 2025[1,2]	472,959	475,793
U.S. Treasury Inflation-Protected Security 2.375% 2025[1,2]	31,618	35,225
U.S. Treasury Inflation-Protected Security 0.125% 2026[2]	133,598	131,896
U.S. Treasury Inflation-Protected Security 0.625% 2026[2]	175,954	179,203

4	American Funds Inflation Linked Bond Fund

	Principal amount (000)		Value (000)
U.S. Treasury Inflation-Protected Security 2.00% 2026[2]		$133,175	$147,651
U.S. Treasury Inflation-Protected Security 0.375% 2027[2]		203,642	204,357
U.S. Treasury Inflation-Protected Security 0.375% 2027[2]		104,794	104,927
U.S. Treasury Inflation-Protected Security 2.375% 2027[2]		191,816	220,785
U.S. Treasury Inflation-Protected Security 0.50% 2028[2]		278,303	238,851
U.S. Treasury Inflation-Protected Security 1.75% 2028[2]		74,004	82,572
U.S. Treasury Inflation-Protected Security 0.875% 2029[2]		233,520	244,256
U.S. Treasury Inflation-Protected Security 2.50% 2029[2]		2,368	2,836
U.S. Treasury Inflation-Protected Security 2.125% 2040[1,2]		52,915	68,057
U.S. Treasury Inflation-Protected Security 2.125% 2041[1,2]		50,485	65,438
U.S. Treasury Inflation-Protected Security 0.75% 2042[1,2]		56,239	56,881
U.S. Treasury Inflation-Protected Security 0.625% 2043[2]		11,055	10,813
U.S. Treasury Inflation-Protected Security 1.375% 2044[1,2]		70,993	81,376
U.S. Treasury Inflation-Protected Security 0.75% 2045[1,2]		120,882	120,958
U.S. Treasury Inflation-Protected Security 1.00% 2046[1,2]		103,880	110,222
U.S. Treasury Inflation-Protected Security 0.875% 2047[1,2]		172,987	178,589
U.S. Treasury Inflation-Protected Security 1.00% 2048[1,2]		375,708	322,251
U.S. Treasury Inflation-Protected Security 1.00% 2049[2]		54,137	57,988
			4,483,629

U.S. Treasury 4.70%
U.S. Treasury 1.875% 2019[1]		1,000	997
U.S. Treasury 2.00% 2024		3,700	3,714
U.S. Treasury 2.25% 2024		11,250	11,419
U.S. Treasury 2.375% 2029		45,300	46,277
U.S. Treasury 2.625% 2029		104,100	108,540
U.S. Treasury 3.375% 2048		7,000	8,168
U.S. Treasury 3.00% 2049[1]		69,810	76,013
			255,128

Total U.S. Treasury bonds & notes			4,738,757

Corporate bonds & notes 2.83%
Energy 0.79%
Energy Transfer Partners, LP 6.00% 2048		10,000	10,838
Equinor ASA 3.625% 2028		13,165	13,870
MPLX LP 4.00% 2028		2,430	2,437
MPLX LP 4.70% 2048		10,000	9,493
Petróleos Mexicanos 5.375% 2022		3,765	3,891
Petróleos Mexicanos 7.47% 2026	MXN	30	1
Sabine Pass Liquefaction, LLC 4.20% 2028		$2,225	2,251
			42,781

Utilities 0.76%
Consumers Energy Co. 4.05% 2048		8,570	9,293
FirstEnergy Corp. 3.90% 2027		4,725	4,850
FirstEnergy Corp. 4.85% 2047		4,890	5,355
Mississippi Power Co. 4.25% 2042		1,660	1,675
Tampa Electric Co. 4.45% 2049		8,070	8,649
Virginia Electric and Power Co. 3.80% 2028		7,925	8,380
Wisconsin Electric Power Co. 4.30% 2048		2,600	2,828
			41,030

American Funds Inflation Linked Bond Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds & notes (continued)
Consumer staples 0.41%
Conagra Brands, Inc. 4.85% 2028		$6,400	$6,884
Keurig Dr Pepper Inc. 4.057% 2023[3]		10,650	11,079
Keurig Dr Pepper Inc. 5.085% 2048[3]		4,291	4,597
			22,560

Health care 0.36%
Becton, Dickinson and Co. 3.70% 2027		11,810	12,116
Cigna Corp. 4.90% 2048[3]		7,175	7,354
			19,470

Industrials 0.23%
General Dynamics Corp. 3.75% 2028		8,650	9,243
United Technologies Corp. 4.125% 2028		3,265	3,466
			12,709

Communication services 0.14%
Verizon Communications Inc. 4.50% 2033		7,000	7,580

Consumer discretionary 0.14%
Boston University 4.061% 2048		2,075	2,334
Home Depot, Inc. 4.50% 2048		4,639	5,220
			7,554

Total corporate bonds & notes			153,684

Bonds & notes of governments & government agencies outside the U.S. 2.64%
Colombia (Republic of) 5.00% 2045		600	626
European Stability Mechanism 2.125% 2022[3]		40,000	40,159
Italy (Republic of) 2.00% 2028		€17,800	19,385
Japan, Series 18, 0.10% 2024[2]		¥2,238,150	21,181
Japan, Series 20, 0.10% 2025[2]		4,313,750	41,101
South Africa (Republic of), Series R-197, 5.50% 2023[2]	ZAR	736	58
United Kingdom 0.125% 2041[2]		£8,191	16,700
Uruguay (Oriental Republic of) 8.50% 2028	UYU	172,200	4,086
			143,296

Asset-backed obligations 0.07%
SLM Private Credit Student Loan Trust, Series 2008-9, Class A, (3-month USD-LIBOR + 1.50%) 4.08% 2023[4,5]		$2,158	2,181
SLM Private Credit Student Loan Trust, Series 2010-1, Class A, (1-month USD-LIBOR + 0.40%) 2.83% 2025[4,5]		1,331	1,292
			3,473

Total bonds, notes & other debt instruments (cost: $4,917,121,000)			5,039,210

Short-term securities 6.69%		Shares
Money market investments 6.69%
Capital Group Central Cash Fund		3,631,712	363,171

Total short-term securities (cost: $363,135,000)			363,171
Total investment securities 99.60% (cost: $5,280,256,000)			5,402,381
Other assets less liabilities 0.40%			21,536

Net assets 100.00%			$5,423,917

6	American Funds Inflation Linked Bond Fund

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[6] (000)	Value at 5/31/2019[7] (000)	Unrealized appreciation (depreciation) at 5/31/2019 (000)
90 Day Euro Dollar Futures	Long	6,087	March 2020	$1,521,750	$1,493,065	$3,393
90 Day Euro Dollar Futures	Short	11,335	March 2021	(2,833,750)	(2,786,426)	(6,187)
2 Year U.S. Treasury Note Futures	Long	7,520	October 2019	1,504,000	1,614,333	7,875
5 Year Euro-Bobl Futures	Long	680	September 2019	€68,000	101,688	(8)
5 Year U.S. Treasury Note Futures	Long	14,646	October 2019	$1,464,600	1,718,960	15,058
10 Year U.S. Treasury Note Futures	Long	4,118	September 2019	411,800	521,956	5,142
10 Year Ultra U.S. Treasury Note Futures	Short	920	September 2019	(92,000)	(125,623)	(2,578)
20 Year U.S. Treasury Bond Futures	Short	187	September 2019	(18,700)	(28,745)	(438)
30 Year Ultra U.S. Treasury Bond Futures	Short	5,139	September 2019	(513,900)	(903,340)	(32,337)
						$(10,080)

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 5/31/2019 (000)
USD24,471	MXN466,000	HSBC Bank	6/6/2019	$719
USD25,348	GBP19,538	Citibank	6/6/2019	639
GBP19,538	USD24,922	JPMorgan Chase	6/6/2019	(214)
USD1,752	KRW2,025,000	Citibank	6/7/2019	52
NZD18,658	AUD17,545	Morgan Stanley	6/7/2019	34
AUD17,545	NZD18,670	Morgan Stanley	6/7/2019	(42)
USD16,225	KRW18,834,000	JPMorgan Chase	6/10/2019	405
PLN102,550	EUR23,888	Morgan Stanley	6/10/2019	55
PLN50,800	EUR11,814	Goldman Sachs	6/10/2019	49
EUR20,600	USD23,105	JPMorgan Chase	6/10/2019	(72)
CAD6,035	USD4,503	Citibank	6/11/2019	(37)
MXN109,932	USD5,746	Goldman Sachs	6/11/2019	(148)
JPY698,429	USD6,297	Bank of New York Mellon	6/12/2019	154
USD26,742	EUR23,800	HSBC Bank	6/12/2019	126
USD1,885	MXN35,975	UBS AG	6/12/2019	53
USD4,299	CAD5,785	UBS AG	6/12/2019	17
EUR20,100	USD22,558	Bank of America, N.A.	6/12/2019	(81)
USD16,658	KRW19,489,550	Citibank	6/13/2019	285
EUR10,047	NOK98,400	Bank of America, N.A.	6/13/2019	(12)
COP38,740,000	USD11,869	Goldman Sachs	6/13/2019	(410)
JPY3,918,000	USD35,536	UBS AG	6/14/2019	660
USD11,443	MXN220,400	Citibank	6/18/2019	234
CAD46,500	USD34,760	HSBC Bank	6/18/2019	(341)
EUR1,500	USD1,686	JPMorgan Chase	6/19/2019	(8)
USD40,650	GBP31,310	JPMorgan Chase	6/20/2019	1,025
JPY1,363,050	USD12,519	Citibank	6/20/2019	80
USD10,423	SEK100,000	UBS AG	6/20/2019	(135)
GBP20,800	USD26,781	HSBC Bank	6/20/2019	(456)

American Funds Inflation Linked Bond Fund	7

Forward currency contracts (continued)

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 5/31/2019 (000)
USD7,959	MXN153,941	Citibank	6/21/2019	$134
EUR21,352	MXN460,000	Morgan Stanley	6/24/2019	534
JPY1,619,000	USD14,792	Goldman Sachs	6/24/2019	179
MXN200,000	USD10,095	Citibank	6/24/2019	65
AUD14,700	USD10,169	UBS AG	6/24/2019	36
USD7,631	EUR6,800	Goldman Sachs	6/24/2019	18
MXN639,125	USD30,484	Goldman Sachs	9/17/2019	1,524
USD32,403	MXN639,125	Goldman Sachs	9/17/2019	396
				$5,517

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)		Value at 5/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 5/31/2019 (000)
2.408%	U.S. EFFR	6/19/2019		$10,990,000	$128	$—	$128
1.962%	3-month Canada BA	6/27/2019	C$	454,000	(47)	—	(47)
2.374%	U.S. EFFR	7/31/2019		$14,055,900	228	—	228
2.361%	U.S. EFFR	7/31/2019		3,800,000	4	—	4
2.354%	U.S. EFFR	7/31/2019		22,066,800	(155)	—	(155)
2.32%	U.S. EFFR	9/18/2019		753,100	83	—	83
2.33875%	U.S. EFFR	9/18/2019		531,800	72	—	72
(0.223)%	EONIA	2/1/2020		€207,000	265	—	265
(0.122)%	6-month EURIBOR	2/1/2020		207,000	230	—	230
(0.2305)%	EONIA	2/2/2020		408,000	499	—	499
7.14%	28-day MXN-TIIE	4/29/2020	MXN	1,633,150	(936)	—	(936)
7.84%	28-day MXN-TIIE	5/8/2020		792,185	(206)	—	(206)
7.87%	28-day MXN-TIIE	5/8/2020		1,452,815	(357)	—	(357)
6.78%	28-day MXN-TIIE	7/6/2020		777,690	(659)	—	(659)
2.37325%	U.S. EFFR	3/6/2021		$1,104,900	11,045	—	11,045
2.1125%	U.S. EFFR	3/28/2021		460,300	2,676	—	2,676
2.103%	U.S. EFFR	3/28/2021		110,000	621	—	621
3-month USD-LIBOR	2.367%	3/28/2021		797,400	(4,882)	—	(4,882)
2.19875%	U.S. EFFR	5/7/2021		483,100	3,942	—	3,942
8.54%	28-day MXN-TIIE	1/6/2022	MXN	813,614	578	—	578
8.44%	28-day MXN-TIIE	1/7/2022		916,386	540	—	540
2.197%	U.S. EFFR	4/18/2022		$489,000	7,000	—	7,000
6.99%	28-day MXN-TIIE	6/17/2022	MXN	480,000	(610)	—	(610)
2.80%	3-month USD-LIBOR	9/2/2022		$280,000	5,623	—	5,623
2.75%	3-month USD-LIBOR	9/2/2022		280,000	5,354	—	5,354
1.5675%	3-month USD-LIBOR	8/17/2023		270,000	(1,456)	—	(1,456)
3-month USD-LIBOR	2.2165%	3/27/2024		418,900	(5,583)	—	(5,583)
3-month USD-LIBOR	2.18075%	3/29/2024		29,400	(344)	—	(344)
3-month USD-LIBOR	2.194%	3/29/2024		29,600	(364)	—	(364)
3-month USD-LIBOR	2.21875%	3/29/2024		31,000	(417)	—	(417)
3-month USD-LIBOR	2.221%	4/1/2024		23,000	(311)	—	(311)
3-month USD-LIBOR	2.365%	5/2/2024		428,700	(8,742)	—	(8,742)

8	American Funds Inflation Linked Bond Fund

Receive	Pay	Expiration date	Notional (000)		Value at 5/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 5/31/2019 (000)
2.319%	3-month USD-LIBOR	6/15/2025		$340,000	$6,748	$—	$6,748
2.344%	3-month USD-LIBOR	9/25/2025		449,000	8,974	—	8,974
6-month JPY-LIBOR	0.228%	2/8/2026		¥4,250,000	(633)	—	(633)
28-day MXN-TIIE	8.11%	1/11/2027	MXN	800,000	(437)	—	(437)
28-day MXN-TIIE	8.135%	1/14/2027		453,000	(281)	—	(281)
28-day MXN-TIIE	7.625%	5/20/2027		385,000	388	—	388
U.S. EFFR	2.045%	11/2/2027		$290,000	(5,683)	—	(5,683)
2.91%	3-month USD-LIBOR	2/1/2028		70,300	2,367	—	2,367
2.908%	3-month USD-LIBOR	2/1/2028		70,300	2,361	—	2,361
2.925%	3-month USD-LIBOR	2/1/2028		56,200	1,930	—	1,930
2.92%	3-month USD-LIBOR	2/2/2028		53,200	1,814	—	1,814
6-month GBP-LIBOR	1.6567%	9/28/2028		£44,000	(2,826)	—	(2,826)
28-day MXN-TIIE	8.855%	12/28/2028	MXN	511,419	(1,456)	—	(1,456)
3-month USD-LIBOR	2.724%	2/5/2029		$219,770	(12,385)	—	(12,385)
3-month USD-LIBOR	2.3665%	3/27/2029		24,000	(595)	—	(595)
3-month USD-LIBOR	2.4745%	4/3/2029		19,500	(671)	—	(671)
U.S. EFFR	2.32625%	4/18/2029		79,300	(3,455)	—	(3,455)
3-month USD-LIBOR	2.494%	6/15/2030		180,000	(6,072)	—	(6,072)
3-month USD-LIBOR	2.97125%	9/2/2030		57,050	(4,269)	—	(4,269)
3-month USD-LIBOR	3.005%	9/2/2030		57,050	(4,440)	—	(4,440)
3-month USD-LIBOR	2.507%	9/25/2030		239,000	(7,887)	—	(7,887)
3-month USD-LIBOR	1.83%	8/17/2031		58,000	1,916	—	1,916
3-month USD-LIBOR	2.986%	2/1/2038		33,900	(1,270)	—	(1,270)
3-month USD-LIBOR	2.9625%	2/1/2038		42,100	(1,501)	—	(1,501)
3-month USD-LIBOR	2.963%	2/1/2038		42,200	(1,506)	—	(1,506)
3-month USD-LIBOR	2.967%	2/2/2038		32,800	(1,181)	—	(1,181)
6-month GBP-LIBOR	1.5872%	2/5/2039		£3,600	(263)	—	(263)
6-month GBP-LIBOR	1.5877%	2/5/2039		6,100	(446)	—	(446)
3-month USD-LIBOR	3.253%	10/29/2048		$4	(1)	—	(1)
						$—	$(16,941)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 5/31/2019 (000)	Upfront payments (000)	Unrealized appreciation at 5/31/2019 (000)
CDX.NA.IG.32	1.00%/Quarterly	6/20/2024	$1,145,000	$(16,061)	$(18,858)	$2,797

American Funds Inflation Linked Bond Fund	9

[1]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $64,650,000, which represented 1.19% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $63,189,000, which represented 1.17% of the net assets of the fund.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Coupon rate may change periodically.
[6]	Notional amount is calculated based on the number of contracts and notional contract size.
[7]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbols

AUD = Australian dollars

BA = Banker’s acceptances

CAD/C$ = Canadian dollars

COP = Colombian pesos

EFFR = Effective Federal Funds Rate

EONIA = Euro Overnight Index Average

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

GBP/£ = British pounds

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

NOK = Norwegian kroner

NZD = New Zealand dollars

PLN = Polish zloty

SEK = Swedish kronor

TIIE = Equilibrium Interbank Interest Rate

USD/$ = U.S. dollars

UYU = Uruguayan pesos

ZAR = South African rand

See notes to financial statements

10	American Funds Inflation Linked Bond Fund

Financial statements

Statement of assets and liabilities	unaudited
at May 31, 2019	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $5,280,256)		$5,402,381
Cash		1,343
Cash denominated in currencies other than U.S. dollars (cost: $1,867)		1,868
Unrealized appreciation on open forward currency contracts		7,473
Receivables for:
Sales of fund’s shares	$3,159
Dividends and interest	15,566
Variation margin on futures contracts	16,965
Variation margin on swap contracts	18,550	54,240
		5,467,305
Liabilities:
Unrealized depreciation on open forward currency contracts		1,956
Payables for:
Purchases of investments	795
Repurchases of fund’s shares	4,035
Investment advisory services	1,270
Services provided by related parties	444
Trustees’ deferred compensation	24
Variation margin on futures contracts	15,724
Variation margin on swap contracts	19,126
Other	14	41,432
Net assets at May 31, 2019		$5,423,917

Net assets consist of:
Capital paid in on shares of beneficial interest		$5,319,264
Total distributable earnings		104,653
Net assets at May 31, 2019		$5,423,917

See notes to financial statements

American Funds Inflation Linked Bond Fund	11

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (550,846 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$648,014	66,075	$9.81
Class C	12,184	1,252	9.73
Class T	10	1	9.81
Class F-1	36,169	3,686	9.81
Class F-2	430,248	43,705	9.85
Class F-3	186,194	18,952	9.83
Class 529-A	25,618	2,612	9.81
Class 529-C	2,604	267	9.74
Class 529-E	872	89	9.77
Class 529-T	11	1	9.81
Class 529-F-1	5,424	552	9.83
Class R-1	363	37	9.75
Class R-2	4,578	473	9.67
Class R-2E	1,727	177	9.79
Class R-3	9,276	952	9.75
Class R-4	7,674	783	9.81
Class R-5E	2,781	283	9.82
Class R-5	2,531	257	9.85
Class R-6	4,047,639	410,692	9.86

See notes to financial statements

12	American Funds Inflation Linked Bond Fund

Statement of operations	unaudited
for the six months ended May 31, 2019	(dollars in thousands)

Investment income:
Income:
Interest	$55,088
Dividends	1,531	$56,619
Fees and expenses*:
Investment advisory services	7,113
Distribution services	1,147
Transfer agent services	673
Administrative services	1,131
Reports to shareholders	59
Registration statement and prospectus	431
Trustees’ compensation	20
Auditing and legal	4
Custodian	26
Other	41
Total fees and expenses before reimbursements	10,645
Less transfer agent services reimbursements	14
Total fees and expenses after reimbursements		10,631
Net investment income		45,988

Net realized loss and unrealized appreciation:
Net realized gain (loss) on:
Investments in unaffiliated issuers	18,139
Futures contracts	(6,996)
Forward currency contracts	(1,287)
Swap contracts	(30,306)
Currency transactions	26	(20,424)
Net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	284,148
Futures contracts	(11,534)
Forward currency contracts	5,284
Swap contracts	(16,842)
Currency translations	(3)	261,053
Net realized loss and unrealized appreciation		240,629

Net increase in net assets resulting from operations		$286,617

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

See notes to financial statements

American Funds Inflation Linked Bond Fund	13

Statements of changes in net assets
(dollars in thousands)

	Six months ended May 31, 2019*	Year ended November 30, 2018
Operations:
Net investment income	$45,988	$111,837
Net realized (loss) gain	(20,424)	13,521
Net unrealized appreciation (depreciation)	261,053	(151,293)
Net increase (decrease) in net assets resulting from operations	286,617	(25,935)

Distributions paid to shareholders	(139,151)	(66,747)

Net capital share transactions	478,797	1,138,825

Total increase in net assets	626,263	1,046,143

Net assets:
Beginning of period	4,797,654	3,751,511
End of period	$5,423,917	$4,797,654

*	Unaudited.

See notes to financial statements

14	American Funds Inflation Linked Bond Fund

Notes to financial statements	unaudited

1. Organization

American Funds Inflation Linked Bond Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide inflation protection and income consistent with investment in inflation linked securities.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 2.50%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C*	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C*	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class C, T, 529-C and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

American Funds Inflation Linked Bond Fund	15

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

16	American Funds Inflation Linked Bond Fund

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. The Capital Group Central Cash Fund (“CCF”) is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

American Funds Inflation Linked Bond Fund	17

Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

18	American Funds Inflation Linked Bond Fund

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of May 31, 2019 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$4,738,757	$—	$4,738,757
Corporate bonds & notes	—	153,684	—	153,684
Bonds & notes of governments & government agencies outside the U.S.	—	143,296	—	143,296
Asset-backed obligations	—	3,473	—	3,473
Short-term securities	363,171	—	—	363,171
Total	$363,171	$5,039,210	$—	$5,402,381

American Funds Inflation Linked Bond Fund	19

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$31,468	$—	$—	$31,468
Unrealized appreciation on open forward currency contracts	—	7,473	—	7,473
Unrealized appreciation on interest rate swaps	—	65,386	—	65,386
Unrealized appreciation on credit default swaps	—	2,797	—	2,797
Liabilities:
Unrealized depreciation on futures contracts	(41,548)	—	—	(41,548)
Unrealized depreciation on open forward currency contracts	—	(1,956)	—	(1,956)
Unrealized depreciation on interest rate swaps	—	(82,327)	—	(82,327)
Total	$(10,080)	$(8,627)	$—	$(18,707)

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation against the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

20	American Funds Inflation Linked Bond Fund

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce the fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

American Funds Inflation Linked Bond Fund	21

Liquidity risk — Certain fund holdings may be or become difficult or impossible to sell, particularly during times of market turmoil. Illiquidity may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

22	American Funds Inflation Linked Bond Fund

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. Securities deposited as initial margin, if any, are disclosed in the investment portfolio and cash deposited as initial margin, if any, is reflected as restricted cash pledged for futures contracts in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $5,087,028,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to

American Funds Inflation Linked Bond Fund	23

manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $551,180,000.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $57,598,476,000.

24	American Funds Inflation Linked Bond Fund

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the CDSI, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations. The average month-end notional amount of credit default swaps while held was $1,100,000,000.

American Funds Inflation Linked Bond Fund	25

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps as of, or for the six months ended, May 31, 2019 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$31,468	Unrealized depreciation*	$41,548
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	7,473	Unrealized depreciation on open forward currency contracts	1,956
Swaps	Interest	Unrealized appreciation*	65,386	Unrealized depreciation*	82,327
Swaps	Credit	Unrealized appreciation*	2,797	Unrealized depreciation*	—
			$107,124		$125,831

		Net realized loss		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(6,996)	Net unrealized depreciation on futures contracts	$(11,534)
Forward currency	Currency	Net realized loss on forward currency contracts	(1,287)	Net unrealized appreciation on forward currency contracts	5,284
Swaps	Interest	Net realized loss on swap contracts	(25,159)	Net unrealized depreciation on swap contracts	(11,211)
Swaps	Credit	Net realized loss on swap contracts	(5,147)	Net unrealized depreciation on swap contracts	(5,631)
			$(38,589)		$(23,092)

*	Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

26	American Funds Inflation Linked Bond Fund

Collateral — The fund participates in a collateral program that calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps. For futures contracts, interest rate swaps and credit default swaps, the program calls for the fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

American Funds Inflation Linked Bond Fund	27

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of May 31, 2019, if close-out netting was exercised (dollars in thousands):

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Assets:
Bank of New York Mellon	$154	$—	$—	$—	$154
Citibank	1,489	(37)	—	(860)	592
Goldman Sachs	2,166	(558)	—	(1,570)	38
HSBC Bank	845	(797)	—	—	48
JPMorgan Chase	1,430	(294)	—	(1,050)	86
Morgan Stanley	623	(42)	—	—	581
UBS AG	766	(135)	(285)	—	346
Total	$7,473	$(1,863)	$(285)	$(3,480)	$1,845
Liabilities:
Bank of America, N.A.	$93	$—	$(62)	$—	$31
Citibank	37	(37)	—	—	—
Goldman Sachs	558	(558)	—	—	—
HSBC Bank	797	(797)	—	—	—
JPMorgan Chase	294	(294)	—	—	—
Morgan Stanley	42	(42)	—	—	—
UBS AG	135	(135)	—	—	—
Total	$1,956	$(1,863)	$(62)	$—	$31

*	Collateral is shown on a settlement basis.

28	American Funds Inflation Linked Bond Fund

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended May 31, 2019, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of November 30, 2018, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed ordinary income	$119,991
Undistributed long-term capital gains	12,339
Post-October capital loss deferral*	(5,012)

*	This deferral is considered incurred in the subsequent year.

American Funds Inflation Linked Bond Fund	29

As of May 31, 2019, the tax basis unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Gross unrealized appreciation on investments	$245,649
Gross unrealized depreciation on investments	(145,726)
Net unrealized appreciation on investments	99,923
Cost of investments	5,302,609

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Six months ended May 31, 2019						Year ended November 30, 2018
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains	Total distributions paid
Class A	$14,879		$1,633		$16,512		$8,189		$—	$8,189
Class C	205		36		241		108		—	108
Class T	—	*	—	*	—	*	—	*	—	—	*
Class F-1	875		100		975		785		—	785
Class F-2	13,712		1,344		15,056		6,106		—	6,106
Class F-3	3,680		353		4,033		1,850		—	1,850
Class 529-A	557		60		617		256		—	256
Class 529-C	42		7		49		7		—	7
Class 529-E	16		2		18		9		—	9
Class 529-T	—	*	—	*	—	*	—	*	—	—	*
Class 529-F-1	143		14		157		40		—	40
Class R-1	7		1		8		2		—	2
Class R-2	70		10		80		18		—	18
Class R-2E	15		2		17		9		—	9
Class R-3	130		16		146		46		—	46
Class R-4	121		13		134		53		—	53
Class R-5E	58		6		64		23		—	23
Class R-5	65		6		71		25		—	25
Class R-6	92,236		8,737		100,973		49,221		—	49,221
Total	$126,811		$12,340		$139,151		$66,747		$—	$66,747

*	Amount less than one thousand.

30	American Funds Inflation Linked Bond Fund

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.360% on the first $500 million of daily net assets and decreasing to 0.250% on such assets in excess of $4.0 billion. On March 4, 2019, the fund’s board of trustees approved an amended investment advisory and service agreement effective May 1, 2019, decreasing the annual rate to 0.240% on daily net assets in excess of $6.5 billion. For the six months ended May 31, 2019, the investment advisory services fee was $7,113,000, which was equivalent to an annualized rate of 0.283% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

American Funds Inflation Linked Bond Fund	31

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.50	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of May 31, 2019, unreimbursed expenses subject to reimbursement totaled $59,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Currently Class A shares pay an administrative services fee at the annual rate of 0.01% of daily net assets and all other share classes pay a fee at the annual rate of 0.05% of their respective daily net assets. The fund’s board of trustees authorized effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the daily net assets attributable to each share class of the fund (which could increase as noted above) for CRMC’s provision of administrative services.

32	American Funds Inflation Linked Bond Fund

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the six months ended May 31, 2019, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$951	$332		$32		Not applicable
Class C	64	7		3		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	46	24		9		Not applicable
Class F-2	Not applicable	252		118		Not applicable
Class F-3	Not applicable	24		36		Not applicable
Class 529-A	28	11		6		$8
Class 529-C	12	1		1		1
Class 529-E	2	—	*	—	*	—	*
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	3		1		2
Class R-1	2	—	*	—	*	Not applicable
Class R-2	16	7		1		Not applicable
Class R-2E	3	1		—	*	Not applicable
Class R-3	17	5		2		Not applicable
Class R-4	6	2		1		Not applicable
Class R-5E	Not applicable	1		1		Not applicable
Class R-5	Not applicable	1		1		Not applicable
Class R-6	Not applicable	2		919		Not applicable
Total class-specific expenses	$1,147	$673		$1,131		$11

*	Amount less than one thousand.

American Funds Inflation Linked Bond Fund	33

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $20,000 in the fund’s statement of operations reflects $18,000 in current fees (either paid in cash or deferred) and a net increase of $2,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund may purchase securities from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the six months ended May 31, 2019.

34	American Funds Inflation Linked Bond Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Six months ended May 31, 2019

Class A	$72,375	7,637	$16,421		1,760		$(93,620)	(9,877)	$(4,824)	(480)
Class C	1,273	135	239		26		(3,624)	(385)	(2,112)	(224)
Class T	—	—	—		—		—	—	—	—
Class F-1	8,300	874	974		104		(12,770)	(1,347)	(3,496)	(369)
Class F-2	110,085	11,555	14,910		1,595		(223,813)	(23,486)	(98,818)	(10,336)
Class F-3	77,298	8,080	3,790		406		(33,116)	(3,481)	47,972	5,005
Class 529-A	3,773	397	617		66		(3,099)	(327)	1,291	136
Class 529-C	435	46	49		5		(674)	(71)	(190)	(20)
Class 529-E	200	21	18		2		(139)	(15)	79	8
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	1,289	136	157		17		(1,511)	(160)	(65)	(7)
Class R-1	135	14	8		1		(179)	(19)	(36)	(4)
Class R-2	1,330	142	80		8		(746)	(79)	664	71
Class R-2E	1,007	105	17		2		(158)	(17)	866	90
Class R-3	3,873	406	144		15		(977)	(103)	3,040	318
Class R-4	3,681	384	133		15		(1,243)	(132)	2,571	267
Class R-5E	886	94	64		6		(623)	(66)	327	34
Class R-5	321	34	71		8		(764)	(80)	(372)	(38)
Class R-6	503,567	52,835	100,974		10,788		(72,641)	(7,550)	531,900	56,073
Total net increase (decrease)	$789,828	82,895	$138,666		14,824		$(449,697)	(47,195)	$478,797	50,524

See next page for footnotes.

American Funds Inflation Linked Bond Fund	35

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2018

Class A	$268,881	28,060	$8,106		843		$(161,346)	(16,894)	$115,641	12,009
Class C	8,043	849	107		11		(8,334)	(882)	(184)	(22)
Class T	—	—	—		—		—	—	—	—
Class F-1	17,613	1,833	785		82		(27,493)	(2,876)	(9,095)	(961)
Class F-2	303,775	31,607	6,103		633		(122,482)	(12,764)	187,396	19,476
Class F-3	67,659	7,049	1,750		182		(32,443)	(3,387)	36,966	3,844
Class 529-A	13,592	1,417	256		27		(5,745)	(598)	8,103	846
Class 529-C	1,434	151	7		1		(1,726)	(180)	(285)	(28)
Class 529-E	359	37	9		1		(192)	(20)	176	18
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	3,697	385	39		4		(668)	(69)	3,068	320
Class R-1	307	32	1		—	†	(94)	(10)	214	22
Class R-2	2,338	247	18		2		(888)	(93)	1,468	156
Class R-2E	138	15	9		1		(116)	(12)	31	4
Class R-3	3,711	389	46		5		(1,379)	(145)	2,378	249
Class R-4	2,687	281	53		5		(954)	(100)	1,786	186
Class R-5E	1,460	152	23		2		(428)	(44)	1,055	110
Class R-5	2,001	208	25		3		(574)	(60)	1,452	151
Class R-6	858,557	88,875	49,220		5,106		(119,122)	(12,405)	788,655	81,576
Total net increase (decrease)	$1,556,252	161,587	$66,557		6,908		$(483,984)	(50,539)	$1,138,825	117,956

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

36	American Funds Inflation Linked Bond Fund

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $721,771,000 and $453,162,000, respectively, during the six months ended May 31, 2019.

10. Ownership concentration

At May 31, 2019, three shareholders held more than 10% of the fund’s outstanding shares. The three shareholders were American Funds 2020 Target Date Retirement Fund, American Funds 2025 Target Date Retirement Fund and American Funds 2030 Target Date Retirement Fund, with aggregate ownership of the fund’s outstanding shares of 19%, 19% and 16%, respectively. CRMC is the investment adviser to the three target date funds.

American Funds Inflation Linked Bond Fund	37

Financial highlights

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class A:
5/31/2019[4,5]	$9.54	$.07	$.45	$.52
11/30/2018	9.77	.22	(.31)	(.09)
11/30/2017	9.70	.19	(.03)	.16
11/30/2016	9.45	.13	.24	.37
11/30/2015	9.70	.09	(.21)	(.12)
11/30/2014	9.30	.13	.27	.40
Class C:
5/31/2019[4,5]	9.42	.03	.45	.48
11/30/2018	9.64	.14	(.29)	(.15)
11/30/2017	9.60	.11	(.02)	.09
11/30/2016	9.39	.06	.24	.30
11/30/2015[4,10]	9.67	.03	(.31)	(.28)
Class T:
5/31/2019[4,5]	9.55	.08	.45	.53
11/30/2018	9.78	.24	(.30)	(.06)
11/30/2017[4,12]	9.70	.15	(.07)	.08
Class F-1:
5/31/2019[4,5]	9.53	.07	.45	.52
11/30/2018	9.76	.21	(.29)	(.08)
11/30/2017	9.70	.19	(.04)	.15
11/30/2016	9.45	.18	.19	.37
11/30/2015[4,10]	9.67	.02	(.24)	(.22)
Class F-2:
5/31/2019[4,5]	9.59	.07	.47	.54
11/30/2018	9.81	.25	(.30)	(.05)
11/30/2017	9.73	.22	(.04)	.18
11/30/2016	9.47	.18	.21	.39
11/30/2015[4,10]	9.67	.18	(.38)	(.20)
Class F-3:
5/31/2019[4,5]	9.57	.09	.45	.54
11/30/2018	9.80	.25	(.31)	(.06)
11/30/2017[4,13]	9.66	.20	(.06)	.14

38	American Funds Inflation Linked Bond Fund

Dividends and distributions							Ratio of expenses to		Ratio of expenses to
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		average net assets before waivers/ reimburse- ments		average net assets after waivers/ reimburse- ments[3]		Ratio of net income (loss) to average net assets[3]

$(.21)	$(.04)	$(.25)	$9.81	5.57%[6]	$648		.72%[7]		.72%[7]		1.45%[7]
(.11)	(.03)	(.14)	9.54	(.86)	635		.71		.71		2.25
(.09)	—	(.09)	9.77	1.64	533		.73		.73		1.96
(.04)	(.08)	(.12)	9.70	3.94	267		.75		.74		1.31
(.08)	(.05)	(.13)	9.45	(1.25)	89		.80		.79		.99
— [8]	—	— [8]	9.70	4.32 [9]	3		.42	[9]	.42	[9]	1.39	[9]

(.13)	(.04)	(.17)	9.73	5.13 [6]	12		1.46	[7]	1.46	[7]	.56	[7]
(.04)	(.03)	(.07)	9.42	(1.55)	14		1.45		1.45		1.49
(.05)	—	(.05)	9.64	.90	15		1.48		1.48		1.19
(.01)	(.08)	(.09)	9.60	3.15	10		1.49		1.48		.60
—	—	—	9.39	(2.90)[6]	3		1.55	[7]	1.54	[7]	.34	[7]

(.23)	(.04)	(.27)	9.81	5.73 [6,9]	—	[11]	.45	[7,9]	.45	[7,9]	1.73	[7,9]
(.14)	(.03)	(.17)	9.55	(.63)[9]	—	[11]	.47	[9]	.47	[9]	2.46	[9]
—	—	—	9.78	.82 [6,9]	—	[11]	.46	[7,9]	.46	[7,9]	2.29	[7,9]

(.20)	(.04)	(.24)	9.81	5.57 [6]	36		.73	[7]	.73	[7]	1.39	[7]
(.12)	(.03)	(.15)	9.53	(.85)	39		.73		.73		2.17
(.09)	—	(.09)	9.76	1.57	49		.75		.75		1.95
(.04)	(.08)	(.12)	9.70	3.93	29		.70		.70		1.82
—	—	—	9.45	(2.27)[6]	2		.81	[7]	.81	[7]	.29	[7]

(.24)	(.04)	(.28)	9.85	5.74 [6]	430		.46	[7]	.46	[7]	1.45	[7]
(.14)	(.03)	(.17)	9.59	(.54)	518		.46		.46		2.55
(.10)	—	(.10)	9.81	1.88	339		.49		.49		2.21
(.05)	(.08)	(.13)	9.73	4.16	207		.46		.46		1.86
—	—	—	9.47	(2.07)[6]	18		.55	[7]	.55	[7]	2.18	[7]

(.24)	(.04)	(.28)	9.83	5.82 [6]	186		.39	[7]	.37	[7]	1.99	[7]
(.14)	(.03)	(.17)	9.57	(.56)	133		.39		.39		2.57
—	—	—	9.80	1.45 [6]	99		.38	[7]	.38	[7]	2.45	[7]

See end of table for footnotes.

American Funds Inflation Linked Bond Fund	39

Financial highlights (continued)

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class 529-A:
5/31/2019[4,5]	$9.54	$.07	$.45	$.52
11/30/2018	9.77	.22	(.30)	(.08)
11/30/2017	9.71	.19	(.04)	.15
11/30/2016	9.45	.14	.25	.39
11/30/2015[4,10]	9.67	.08	(.30)	(.22)
Class 529-C:
5/31/2019[4,5]	9.43	.03	.46	.49
11/30/2018	9.62	.14	(.30)	(.16)
11/30/2017	9.60	.11	(.04)	.07
11/30/2016	9.39	.05	.24	.29
11/30/2015[4,10]	9.67	.03	(.31)	(.28)
Class 529-E:
5/31/2019[4,5]	9.49	.07	.43	.50
11/30/2018	9.73	.19	(.30)	(.11)
11/30/2017	9.68	.17	(.04)	.13
11/30/2016	9.43	.07	.28	.35
11/30/2015[4,10]	9.67	.09	(.33)	(.24)
Class 529-T:
5/31/2019[4,5]	9.55	.08	.45	.53
11/30/2018	9.78	.23	(.30)	(.07)
11/30/2017[4,12]	9.70	.14	(.06)	.08
Class 529-F-1:
5/31/2019[4,5]	9.57	.07	.46	.53
11/30/2018	9.80	.24	(.31)	(.07)
11/30/2017	9.73	.21	(.05)	.16
11/30/2016	9.47	.14	.24	.38
11/30/2015[4,10]	9.67	.10	(.30)	(.20)
Class R-1:
5/31/2019[4,5]	9.46	.02	.46	.48
11/30/2018	9.70	.14	(.30)	(.16)
11/30/2017	9.63	.10	(.02)	.08
11/30/2016	9.42	.04	.25	.29
11/30/2015[4,10]	9.67	.07	(.32)	(.25)

40	American Funds Inflation Linked Bond Fund

Dividends and distributions							Ratio of expenses to		Ratio of expenses to
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		average net assets before waivers/ reimburse- ments		average net assets after waivers/ reimburse- ments[3]		Ratio of net income (loss) to average net assets[3]

$(.21)	$(.04)	$(.25)	$9.81	5.61%[6]	$26		.75%[7]		.75%[7]		1.50%[7]
(.12)	(.03)	(.15)	9.54	(.84)	24		.71		.71		2.30
(.09)	—	(.09)	9.77	1.58	16		.72		.72		1.97
(.05)	(.08)	(.13)	9.71	4.10	8		.65		.64		1.44
—	—	—	9.45	(2.27)[6]	3		.74	[7]	.73	[7]	.97	[7]

(.14)	(.04)	(.18)	9.74	5.23 [6]	3		1.42	[7]	1.42	[7]	.70	[7]
—	(.03)	(.03)	9.43	(1.64)	3		1.51		1.51		1.43
(.05)	—	(.05)	9.62	.79	3		1.54		1.54		1.13
—	(.08)	(.08)	9.60	3.09	2		1.53		1.53		.48
—	—	—	9.39	(2.90)[6]	1		1.62	[7]	1.60	[7]	.35	[7]

(.18)	(.04)	(.22)	9.77	5.43 [6]	1		.96	[7]	.96	[7]	1.39	[7]
(.10)	(.03)	(.13)	9.49	(1.08)	1		.96		.96		2.02
(.08)	—	(.08)	9.73	1.35	1		.99		.99		1.73
(.02)	(.08)	(.10)	9.68	3.75	—	[11]	.97		.97		.77
—	—	—	9.43	(2.48)[6]	—	[11]	1.04	[7]	1.03	[7]	1.10	[7]

(.23)	(.04)	(.27)	9.81	5.67 [6,9]	—	[11]	.52	[7,9]	.52	[7,9]	1.66	[7,9]
(.13)	(.03)	(.16)	9.55	(.65)[9]	—	[11]	.52	[9]	.52	[9]	2.42	[9]
—	—	—	9.78	.82 [6,9]	—	[11]	.50	[7,9]	.50	[7,9]	2.25	[7,9]

(.23)	(.04)	(.27)	9.83	5.73 [6]	5		.52	[7]	.52	[7]	1.53	[7]
(.13)	(.03)	(.16)	9.57	(.68)	5		.50		.50		2.50
(.09)	—	(.09)	9.80	1.72	2		.53		.53		2.20
(.04)	(.08)	(.12)	9.73	4.09	1		.55		.55		1.46
—	—	—	9.47	(2.07)[6]	—	[11]	.64	[7]	.63	[7]	1.27	[7]

(.15)	(.04)	(.19)	9.75	5.19 [6]	—	[11]	1.47	[7]	1.47	[7]	.51	[7]
(.05)	(.03)	(.08)	9.46	(1.62)	—	[11]	1.47		1.47		1.49
(.01)	—	(.01)	9.70	.83 [9]	—	[11]	1.55	[9]	1.54	[9]	1.07	[9]
—	(.08)	(.08)	9.63	3.08 [9]	—	[11]	1.50	[9]	1.49	[9]	.39	[9]
—	—	—	9.42	(2.58)[6,9]	—	[11]	1.41	[7,9]	1.41	[7,9]	.86	[7,9]

See end of table for footnotes.

American Funds Inflation Linked Bond Fund	41

Financial highlights (continued)

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class R-2:
5/31/2019[4,5]	$9.39	$.04		$.44	$.48
11/30/2018	9.62	.15		(.30)	(.15)
11/30/2017	9.59	.12		(.03)	.09
11/30/2016	9.41	.06		.23	.29
11/30/2015[4,10]	9.67	(.04)		(.22)	(.26)
Class R-2E:
5/31/2019[4,5]	9.50	.09		.40	.49
11/30/2018	9.73	.17		(.29)	(.12)
11/30/2017	9.71	.14		(.03)	.11
11/30/2016	9.46	.17		.19	.36
11/30/2015[4,10]	9.67	.04		(.25)	(.21)
Class R-3:
5/31/2019[4,5]	9.47	.07		.44	.51
11/30/2018	9.70	.19		(.30)	(.11)
11/30/2017	9.65	.16		(.03)	.13
11/30/2016	9.43	.09		.25	.34
11/30/2015[4,10]	9.67	.02		(.26)	(.24)
Class R-4:
5/31/2019[4,5]	9.54	.09		.43	.52
11/30/2018	9.77	.22		(.30)	(.08)
11/30/2017	9.70	.19		(.03)	.16
11/30/2016	9.45	.13		.24	.37
11/30/2015[4,10]	9.67	.04		(.26)	(.22)
Class R-5E:
5/31/2019[4,5]	9.57	.09		.44	.53
11/30/2018	9.79	.22		(.28)	(.06)
11/30/2017	9.70	.20		(.03)	.17
11/30/2016	9.45	.12		.27	.39
11/30/2015[4,14]	9.43	—	[8]	.02	.02
Class R-5:
5/31/2019[4,5]	9.59	.08		.46	.54
11/30/2018	9.82	.24		(.30)	(.06)
11/30/2017	9.73	.24		(.05)	.19
11/30/2016	9.47	.14		.26	.40
11/30/2015[4,10]	9.67	.10		(.30)	(.20)

42	American Funds Inflation Linked Bond Fund

Dividends and distributions							Ratio of expenses to		Ratio of expenses to
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		average net assets before waivers/ reimburse- ments		average net assets after waivers/ reimburse- ments[3]		Ratio of net income (loss) to average net assets[3]

$(.16)	$(.04)	$(.20)	$9.67	5.18%[6]	$5		1.44%[7]		1.44%[7]		.77%[7]
(.05)	(.03)	(.08)	9.39	(1.54)	4		1.41		1.41		1.57
(.06)	—	(.06)	9.62	.90	2		1.41		1.41		1.28
(.03)	(.08)	(.11)	9.59	3.12	1		1.49		1.49		.62
—	—	—	9.41	(2.69)[6,9]	—	[11]	1.59	[7,9]	1.58	[7,9]	(.51)[7,9]

(.16)	(.04)	(.20)	9.79	5.28 [6]	2		1.13	[7]	1.13	[7]	1.83	[7]
(.08)	(.03)	(.11)	9.50	(1.27)	1		1.18		1.18		1.74
(.09)	—	(.09)	9.73	1.16	1		1.21		1.21		1.40
(.03)	(.08)	(.11)	9.71	3.88	1		.95		.94		1.79
—	—	—	9.46	(2.17)[6,9]	—	[11]	.74	[7,9]	.72	[7,9]	.51	[7,9]

(.19)	(.04)	(.23)	9.75	5.46 [6]	9		1.00	[7]	1.00	[7]	1.50	[7]
(.09)	(.03)	(.12)	9.47	(1.12)	6		1.01		1.01		2.03
(.08)	—	(.08)	9.70	1.40	4		.99		.99		1.68
(.04)	(.08)	(.12)	9.65	3.59	2		1.01		1.01		.92
—	—	—	9.43	(2.48)[6]	1		1.17	[7]	1.16	[7]	.20	[7]

(.21)	(.04)	(.25)	9.81	5.62 [6]	8		.70	[7]	.70	[7]	1.81	[7]
(.12)	(.03)	(.15)	9.54	(.85)	5		.71		.71		2.34
(.09)	—	(.09)	9.77	1.64	3		.72		.72		1.98
(.04)	(.08)	(.12)	9.70	3.99	2		.69		.69		1.37
—	—	—	9.45	(2.27)[6]	—	[11]	.79	[7]	.79	[7]	.46	[7]

(.24)	(.04)	(.28)	9.82	5.65 [6]	3		.48	[7]	.48	[7]	1.88	[7]
(.13)	(.03)	(.16)	9.57	(.56)	2		.51		.51		2.26
(.08)	—	(.08)	9.79	1.78	1		.50		.50		2.08
(.06)	(.08)	(.14)	9.70	4.16	—	[11]	.60		.60		1.21
—	—	—	9.45	.21 [6]	—	[11]	.02	[6]	.02	[6]	(.03)[6]

(.24)	(.04)	(.28)	9.85	5.79 [6]	2		.41	[7]	.41	[7]	1.75	[7]
(.14)	(.03)	(.17)	9.59	(.59)	3		.41		.41		2.50
(.10)	—	(.10)	9.82	1.95	2		.44		.44		2.43
(.06)	(.08)	(.14)	9.73	4.21	—	[11]	.46		.46		1.45
—	—	—	9.47	(2.07)[6]	—	[11]	.52	[7]	.52	[7]	1.22	[7]

See end of table for footnotes.

American Funds Inflation Linked Bond Fund	43

Financial highlights (continued)

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class R-6:
5/31/2019[4,5]	$9.60	$.09	$.46	$.55
11/30/2018	9.82	.25	(.30)	(.05)
11/30/2017	9.74	.22	(.04)	.18
11/30/2016	9.47	.15	.26	.41
11/30/2015	9.69	.03	(.12)	(.09)
11/30/2014	9.29	.13	.27	.40

	Six months ended May 31,	Year ended November 30
	2019[4,5,6]	2018	2017	2016	2015	2014
Portfolio turnover rate for all share classes	41%	57%	123%	295%	801%	923%

See notes to financial statements

44	American Funds Inflation Linked Bond Fund

Dividends and distributions						Ratio of expenses to	Ratio of expenses to
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	average net assets before waivers/ reimburse- ments	average net assets after waivers/ reimburse- ments[3]	Ratio of net income (loss) to average net assets[3]

$(.25)	$(.04)	$(.29)	$9.86	5.83%[6]	$4,048	.36%[7]	.36%[7]	1.95%[7]
(.14)	(.03)	(.17)	9.60	(.46)	3,405	.36	.36	2.60
(.10)	—	(.10)	9.82	1.89	2,682	.38	.38	2.29
(.06)	(.08)	(.14)	9.74	4.33	1,547	.39	.39	1.53
(.08)	(.05)	(.13)	9.47	(.95)	1,072	.48	.46	.36
— [8]	—	— [8]	9.69	4.33	521	.46	.46	1.34

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from CRMC. During the periods shown, CRMC reduced fees for investment advisory services and/or reimbursed a portion of transfer agent services fees for some share classes.
[4]	Based on operations for a period that is less than a full year.
[5]	Unaudited.
[6]	Not annualized.
[7]	Annualized.
[8]	Amount less than $.01.
[9]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[10]	This share class began investment operations on January 23, 2015.
[11]	Amount less than $1 million.
[12]	Class T and 529-T shares began investment operations on April 7, 2017.
[13]	Class F-3 shares began investment operations on January 27, 2017.
[14]	Class R-5E shares began investment operations on November 20, 2015.

American Funds Inflation Linked Bond Fund	45

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (December 1, 2018, through May 31, 2019).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

46	American Funds Inflation Linked Bond Fund

	Beginning account value 12/1/2018	Ending account value 5/31/2019	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,055.72	$3.69	.72%
Class A – assumed 5% return	1,000.00	1,021.34	3.63	.72
Class C – actual return	1,000.00	1,051.27	7.47	1.46
Class C – assumed 5% return	1,000.00	1,017.65	7.34	1.46
Class T – actual return	1,000.00	1,057.31	2.31	.45
Class T – assumed 5% return	1,000.00	1,022.69	2.27	.45
Class F-1 – actual return	1,000.00	1,055.74	3.74	.73
Class F-1 – assumed 5% return	1,000.00	1,021.29	3.68	.73
Class F-2 – actual return	1,000.00	1,057.38	2.36	.46
Class F-2 – assumed 5% return	1,000.00	1,022.64	2.32	.46
Class F-3 – actual return	1,000.00	1,058.15	1.90	.37
Class F-3 – assumed 5% return	1,000.00	1,023.09	1.87	.37
Class 529-A – actual return	1,000.00	1,056.06	3.84	.75
Class 529-A – assumed 5% return	1,000.00	1,021.19	3.78	.75
Class 529-C – actual return	1,000.00	1,052.25	7.27	1.42
Class 529-C – assumed 5% return	1,000.00	1,017.85	7.14	1.42
Class 529-E – actual return	1,000.00	1,054.26	4.92	.96
Class 529-E – assumed 5% return	1,000.00	1,020.14	4.84	.96
Class 529-T – actual return	1,000.00	1,056.72	2.67	.52
Class 529-T – assumed 5% return	1,000.00	1,022.34	2.62	.52
Class 529-F-1 – actual return	1,000.00	1,057.31	2.67	.52
Class 529-F-1 – assumed 5% return	1,000.00	1,022.34	2.62	.52
Class R-1 – actual return	1,000.00	1,051.94	7.52	1.47
Class R-1 – assumed 5% return	1,000.00	1,017.60	7.39	1.47
Class R-2 – actual return	1,000.00	1,051.84	7.37	1.44
Class R-2 – assumed 5% return	1,000.00	1,017.75	7.24	1.44
Class R-2E – actual return	1,000.00	1,052.76	5.78	1.13
Class R-2E – assumed 5% return	1,000.00	1,019.30	5.69	1.13
Class R-3 – actual return	1,000.00	1,054.60	5.12	1.00
Class R-3 – assumed 5% return	1,000.00	1,019.95	5.04	1.00
Class R-4 – actual return	1,000.00	1,056.24	3.59	.70
Class R-4 – assumed 5% return	1,000.00	1,021.44	3.53	.70
Class R-5E – actual return	1,000.00	1,056.47	2.46	.48
Class R-5E – assumed 5% return	1,000.00	1,022.54	2.42	.48
Class R-5 – actual return	1,000.00	1,057.88	2.10	.41
Class R-5 – assumed 5% return	1,000.00	1,022.89	2.07	.41
Class R-6 – actual return	1,000.00	1,058.28	1.85	.36
Class R-6 – assumed 5% return	1,000.00	1,023.14	1.82	.36

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

American Funds Inflation Linked Bond Fund	47

Approval of Investment Advisory and Service Agreement

American Funds Inflation Linked Bond Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through April 30, 2020. The agreement was amended to add an additional advisory fee breakpoint if and when the fund’s net assets exceed $6.5 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management, compliance, trading, portfolio accounting and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing inflation protection and income consistent with investment in inflation linked securities. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through September 30, 2018. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The

48	American Funds Inflation Linked Bond Fund

board and the committee reviewed the fund’s investment results measured against the Lipper Inflation Protected Bond Funds Average and the Bloomberg Barclays U.S. TIPS Index. They reviewed the results for the one-year, three-year, five-year and lifetime periods, and placed greater emphasis on longer-term periods. They noted the fund’s short history and that the investment results of the fund generally compared favorably to the results of these indexes. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and total expenses generally compared favorably to those of similar funds included in the Lipper Inflation Protected Bond Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase, as well as CRMC’s agreement to an additional breakpoint in the fund’s advisory fee schedule. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018 CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of the fund and since that time has undertaken to bear the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

American Funds Inflation Linked Bond Fund	49

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

50	American Funds Inflation Linked Bond Fund

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American Funds Inflation Linked Bond Fund	51

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

Bank of New York Mellon
One Wall Street
New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

52	American Funds Inflation Linked Bond Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

American Funds Inflation Linked Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT-EX. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Inflation Linked Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2019, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Portfolio manager experience as of December 31, 2018.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results, as of December 31, 2018. Fourteen of our 15 American Funds fixed income funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS INFLATION LINKED BOND FUND

By __/s/ Kristine M. Nishiyama____________________
Kristine M. Nishiyama, Executive Vice President and Principal Executive Officer

Date: July 31, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By __/s/ Kristine M. Nishiyama_________________
Kristine M. Nishiyama, Executive Vice President and Principal Executive Officer

Date: July 31, 2019

By ___/s/ Brian C. Janssen __________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: July 31, 2019